UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 9, 2005
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)

            Florida                  0-2500111               65-0248866
----------------------------      ----------------       ------------------
(State or other jurisdiction      (Commission File        (I.R.S. Employer
      of incorporation)                Number)           Identification No.)

           3661 West Oakland Park Blvd., Suite 300
                     Lauderdale Lakes, FL                  33311
         ------------------------------------------      ----------
           (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On August 9, 2005, we held our Annual Meeting of Shareholders at our principal executive offices at 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, Florida 33311. At this meeting, our shareholders approved the following four (4) proposals, with the necessary number of votes required by our charter documents and applicable corporate laws,

      1. The election of Carl Dorf and Charles B. Hart, Jr. as Class III directors to serve until the Annual Shareholder's Meeting held in 2008 or until their successors are elected and qualified;

      2. Authorizing the possible issuance of 20% or more of our common stock in connection with our 2004 private placement of senior subordinated notes and warrants to purchase shares of our common stock;

      3. Authorizing the issuance of 3,500 shares of our common stock to our Chief Executive Officer;

      4. Ratifying the selection of DeMeo Young McGrath as the Company's independent auditors for the fiscal year ended December 31, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        21ST CENTURY HOLDING COMPANY


Date: August 10, 2005                   By: /s/ James Gordon Jennings, III
                                           -------------------------------------
                                           Name:  James Gordon Jennings, III
                                           Title: Chief Financial Officer
                                                  (Principal Accounting and
                                                  Financial Officer)